Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David M. Spungen, President of Hillview Investment Trust II (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 5, 2003        /s/ David M. Spungen
      --------------------     --------------------------------
                               David M. Spungen, President
                               (principal executive officer)






I, Joseph A. Bracken, Secretary & Treasurer of Hillview Investment Trust II (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 3, 2003         /s/ Joseph A. Bracken
      --------------------     --------------------------------
                                Joseph A. Bracken, Secretary & Treasurer
                                (principal financial officer)